UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 15, 2005

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8198 (Commission File Number)	86-1052062 (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of registrant		60070 (Zip Code)

Registrant's telephone number, including area code 847/564-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 15, 2005, HSBC Finance Corporation ("HSBC Finance") exchanged all of its outstanding shares of Series A Cumulative Preferred Stock for 4 shares of common stock. On December 15, 2005 HSBC Finance filed a Certificate of Elimination with the Delaware Secretary of State removing the Certificate of Designations with respect to the Series A Cumulative Preferred Stock.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

3.1 (a) Amended and Restated Certificate of Incorporation of HSBC Finance Corporation, as amended prior to the date hereof (incorporated by reference to Exhibit 3.1 to HSBC Finance Corporation's Current Report on Form 8-K filed on June 22, 2005).

(b) Certificate of Elimination of Series A Cumulative Preferred Stock of HSBC Finance Corporation dated December 15, 2005.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION,
By: /s/ P. D. Schwartz Name: Patrick D. Schwartz Title: Vice President, Deputy General Counsel - Corporate & Assistant Secretary
Dated: December 15, 2005
EXHIBIT INDEX
Exhibit Number	Exhibit
3.1 (a)

Amended and Restated Certificate of Incorporation of HSBC Finance Corporation, as amended prior to the date hereof (incorporated by reference to Exhibit 3.1 to HSBC Finance Corporation's Current Report on Form 8-K filed on June 22, 2005).

3.1 (b)	Certificate of Elimination of Series A Cumulative Preferred Stock of HSBC Finance Corporation dated December 15, 2005.